Exhibit 10.2(a)
JOINDER
AND AMENDMENT NO. 1
TO
AMENDED & RESTATED FINANCING AGREEMENT
     THIS JOINDER AND AMENDMENT NO. 1 (this “Joinder and Amendment No. 1”) is entered into as of July 21, 2008, by and among G-III Leather Fashions, Inc., a New York corporation (“G-III Inc.”), J. Percy for Marvin Richards, Ltd., a New York corporation (“JPMR”), CK Outerwear, LLC, a New York limited liability company (“CKO”), A. Marc & Co., Inc., a New York corporation (“AMC”) and Andrew & Suzanne Company Inc., a New York corporation (“A&S” and together with G-III Inc., JPMR, CKO and AMC, individually an “Existing Company” and collectively, the “Existing Companies”), AM Retail Group, Inc., a Delaware corporation (“AMRGI”) (the Existing Companies and AMRGI, each a “Company” and collectively, the “Companies”), The CIT Group/Commercial Services, Inc., a New York corporation (“CIT”) (CIT and the financial institutions which are now or hereafter become a party to the Financing Agreement (as hereafter defined) each a “Lender” and collectively, “Lenders”), and CIT as agent for Lenders (CIT, in such capacity, “Agent”).
BACKGROUND
     Existing Companies, Agent and Lenders are parties to an Amended and Restated Financing Agreement, dated as of April 3, 2008 (as amended, restated, modified and/or supplemented from time to time, the “Financing Agreement”) pursuant to which Agent and Lenders provide Existing Companies with certain financial accommodations.
     Existing Companies have informed Agent and Lenders of the formation of AMRGI, and have requested that Agent and Lenders include AMRGI as a Company under the Financing Agreement. Agent and Lenders have agreed that AMRGI shall become a party to the Financing Agreement on the terms and conditions set forth below.
     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Companies by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.
     2. Joinder.
          (a) AMRGI hereby agrees to be obligated as an additional Company under the Financing Agreement and the Loan Documents, and, effective upon the satisfaction of the conditions precedent set forth in Section 4 below, all references to “Borrower,” Borrowers,” “Company” and “Companies” thereunder and under the Loan Documents shall include AMRGI.
          (b) AMRGI hereby adopts the Financing Agreement, assumes in full, and acknowledges that it is jointly and severally liable for, the payment, discharge, satisfaction and performance of all Obligations under the Financing Agreement and the Loan Documents. AMRGI hereby grants to Agent and Lenders a continuing lien and security interest in all presently existing and hereafter arising Collateral which AMRGI now or may hereafter owns or has an interest in, wherever located, to secure the prompt repayment of any and all Obligations owed to Agent and Lenders and to secure the prompt performance by Companies of each and all of their covenants and obligations under the Financing Agreement and under the Loan Documents.
     3. Amendment to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, clause (l) of Section 7.4 of the Financing Agreement is hereby amended and restated in its entirety as follows:
(l) Retail Stores. Open any additional retail stores during the period from the date hereof through the Termination Date; provided, however, that the Companies may open full time stores as long as not more than twenty-five (25) such stores, plus any stores acquired as part of a Permitted Acquisition (as defined in clause (g) of this Section 7.4), are open at any time.
     4. Conditions of Effectiveness. This Joinder and Amendment No. 1 shall become effective as of the date hereof upon satisfaction of the following conditions: Agent shall have received:
          (a) Six (6) copies of this Joinder and Amendment No. 1 duly executed by Companies (including AMRGI), Agent and Required Lenders and consented to by each Guarantor;
          (b) Six (6) copies of a duly executed amendment to the Amended and Restated Pledge Agreement executed by G-III Inc. in favor of Agent as of April 3, 2008 (the “Pledge Agreement”), pursuant to which 100% of the issued and outstanding shares of the capital stock of AMRGI are pledged to Agent as additional “Pledged Collateral” (as defined in the Pledge Agreement), together with appropriate stock powers executed in blank and the original stock certificates;
          (c) A true and correct copy of each of the agreements, documents and instruments entered into by any of the Companies and/or AMRGI pursuant to which AMRGI. acquired certain assets of Wilsons The Leather Experts Inc. and certain of its Subsidiaries including without limitation 116 outlet store locations, $18,500,000 in Inventory, distribution center operations and the Wilsons name and other related trademarks and tradenames (the “Wilsons Acquisition”);
          (d) Six (6) copies of a duly executed collateral assignment in favor of Agent, in form and substance satisfactory to Agent and suitable for filing in the United States Patent and

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Trademark Office, with respect to intellectual property acquired in connection with the Wilsons Acquisition;
          (e) Copies of lien searches conducted in contemplation of the Wilsons Acquisition confirming to Agent’s satisfaction that the assets acquired in connection therewith are free and clear of any liens other than Permitted Encumbrances;
          (f) a Secretary’s Certificate and resolutions, all in form and substance reasonably satisfactory to Agent and its counsel, of the board of directors of AMRGI authorizing (1) the execution, delivery and performance of this Joinder and Amendment No. 1 and (2) the granting by AMRGI of the liens created by the Financing Agreement, and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;
          (g) a copy of the certificate of incorporation and by-laws of AMRGI, such certificate of incorporation shall have been certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;
          (h) a copy of the certificate of foreign qualification of AMRGI issued by the Secretary of State or other appropriate official of each jurisdiction where the conduct of AMRGI’s business activities or the ownership its properties reasonably necessitates qualification;
          (i) executed opinion of counsel from Fulbright & Jaworski L.L.P. in form and substance satisfactory to Agent, which shall generally cover such matters which were opined upon in its April 3, 2008 opinion letter as such matters apply to AMRGI; and
          (j) such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.
     5. Representations and Warranties. Each of the Companies (including AMRGI) hereby represents, warrants and covenants as follows:
          (a) This Joinder and Amendment No. 1, the Financing Agreement and the other Loan Documents are and shall continue to be legal, valid and binding obligations of each of Companies and Guarantors, respectively, and are enforceable against each Company and each Guarantor in accordance with their respective terms.
          (b) Upon the effectiveness of this Joinder and Amendment No. 1, each Company and each Guarantor hereby reaffirms all covenants, representations and warranties made in the Financing Agreement and the other Loan Documents and agree that all such covenants, representations and warranties shall be deemed to have been remade and are true and correct in all material respects as of the effective date of this Joinder and Amendment No. 1, after giving effect to this Joinder and Amendment No. 1.
          (c) Each Company and each Guarantor has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Joinder and

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Amendment No. 1 and to perform its obligations hereunder. This Joinder and Amendment No. 1 has been duly executed and delivered by each Company and consented to by each Guarantor.
          (d) Each Company has no defense, counterclaim or offset with respect to any of the Loan Documents.
          (e) The Loan Documents are in full force and effect, and are hereby ratified and confirmed.
          (f) The recitals set forth in the Background section above are truthful and accurate and are an operative part of this Joinder and Amendment No. 1.
          (g) Agent and Lenders have and will continue to have a valid first priority lien and security interest in all Collateral except for liens permitted by the Financing Agreement, and each Company and each Guarantor expressly reaffirms all guarantees, security interests and liens granted to Agent and Lenders pursuant to the Loan Documents.
          (h) No Defaults or Events of Default are in existence.
     6. Effect of Agreement.
          (a) Except as specifically modified herein, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of Joinder and Amendment No. 1 shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.
     7. Governing Law. This Joinder and Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
     8. Headings. Section headings in this Joinder and Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Joinder and Amendment No. 1 for any other purpose.
     9. Counterparts; Facsimile. This Joinder and Amendment No. 1 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission (including in “pdf” format) shall be deemed to be an original signature hereto.
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[signature pages follow]

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IN WITNESS WHEREOF, this Joinder and Amendment No. 1 has been duly executed as of the day and year first written above.

G-III LEATHER FASHIONS, INC., as a Company and the Funds Administrator
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President - Finance

J. PERCY FOR MARVIN RICHARDS, LTD., as a Company
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Secretary

CK OUTERWEAR, LLC, as a Company
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Secretary

A. MARC & CO., INC., as a Company
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President -- Finance and Secretary

ANDREW & SUZANNE COMPANY INC., as a Company
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President -- Finance and Secretary

Signature page to Joinder and Amendment No. 1 No. 1- 1479290

AM RETAIL GROUP, INC., as a Company
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President -- Finance

THE CIT GROUP/COMMERCIAL SERVICES, INC., as Agent and Lender
By:	/s/ Edward J. Ahearn
	Name:	Edward J. Ahearn
	Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender
By:	/s/ Sam Opitz
	Name:	Sam Opitz
	Title:	Vice President

SOVEREIGN BANK, as Lender
By:	/s/ Matilda Reyes
	Name:	Matilda Reyes
	Title:	Senior Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender
By:	/s/ Juan C. Zaino
	Name:	Juan C. Zaino
	Title:	First Vice President

By:	/s/ Dina Tourloukis
	Name:	Dina Tourloukis
	Title:	Vice President

Signature page to Joinder and Amendment No. 1 No. 1- 1479290

TD BANK, N.A., as Lender
By:	/s/ Martin Noren
	Name:	Martin Noren
	Title:	Vice President

SIGNATURE BANK, as Lender
By:	/s/ Robert A. Bloch
	Name:	Robert A. Bloch
	Title:	Senior Vice President

BANK LEUMI USA, as Lender
By:	/s/ Iris Steinhardt
	Name:	Iris Steinhardt
	Title:	Vice President

WEBSTER BUSINESS CREDIT, as Lender
By:	/s/ Daniel C. Dupre
	Name:	Daniel C. Dupre
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Lender
By:	/s/ Brit O’Rourke
	Name:	Brit O’Rourke
	Title:	Vice President

Signature page to Joinder and Amendment No. 1 No. 1- 1479290

BANK OF AMERICA, N.A., as Lender
By:	/s/ David Gutierez
	Name:	David Gutierez
	Title:	Senior Vice President

WACHOVIA BANK, N.A., as Lender
By:	/s/ Dan O’Donnell
	Name:	Dan O’Donnell
	Title:	Senior Vice President

ACKNOWLEDGED AND AGREED TO BY EACH OF THE GUARANTORS: G-III APPAREL GROUP, LTD.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer and Treasurer

G-III RETAIL OUTLETS INC.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President - Finance

G-III LICENSE COMPANY, LLC
By:	G-III Apparel Group, Ltd.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer & Treasurer

Signature page to Joinder and Amendment No. 1 No. 1- 1479290

G-III BRANDS, LTD.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President - Finance

AM APPAREL HOLDINGS, INC.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President -- Finance & Secretary

ASH RETAIL CORP.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President -- Finance & Secretary

ASH RETAIL OF EASTHAMPTON, INC.
By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Vice President -- Finance & Secretary

Signature page to Joinder and Amendment No. 1 No. 1- 1479290